Page 28 of 30 Pages



                                    EXHIBIT G

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Common Stock of Sybase, Inc. dated as of February 12, 1999 is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Date:  February 12, 1999               QUANTUM INDUSTRIAL PARTNERS LDC


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact

Date:  February 12, 1999               QIH MANAGEMENT INVESTOR, L.P.

                                       By:   QIH Management, Inc.,
                                             its General Partner



                                             By:  /S/ MICHAEL C. NEUS
                                                  ------------------------------
                                                  Michael C. Neus
                                                  Attorney-in-Fact

Date:  February 12, 1999               QIH MANAGEMENT, INC.


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Vice President

Date:  February 12, 1999               SOROS FUND MANAGEMENT LLC


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel

                                                             Page 29 of 30 Pages




Date:  February 12, 1999               GEORGE SOROS


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


Date:  February 12, 1999               STANLEY F. DRUCKENMILLER


                                       By:   /S/ MICHAEL C. NEUS
                                             -----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact

Date:  February 12, 1999               WINSTON PARTNERS, L.P.

                                       By:   Chatterjee Fund Management, L.P.,
                                             General Partner

                                             By:  Purnendu Chatterjee,
                                                  General Partner


                                                  By:  /S/ PETER HURWITZ
                                                       -------------------------
                                                       Peter Hurwitz
                                                       Attorney-in-Fact

Date:  February 12, 1999               CHATTERJEE FUND MANAGEMENT, L.P.

                                       By:   Purnendu Chatterjee,
                                             General Partner


                                             By:  /S/ PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Attorney-in-Fact


Date:  February 12, 1999               WINSTON PARTNERS II LDC


                                       By:   /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact

                                                             Page 30 of 30 Pages




Date:  February 12, 1999               WINSTON PARTNERS II LLC

                                       By:   Chatterjee Advisors LLC,
                                             its Manager


                                             By:  /S/ PETER HURWITZ
                                                  ------------------------------
                                                  Peter Hurwitz
                                                  Manager


Date:  February 12, 1999               CHATTERJEE ADVISORS LLC


                                       By:   /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Manager


Date:  February 12, 1999               CHATTERJEE MANAGEMENT COMPANY


                                       By:   /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Vice President


Date:  February 12, 1999               PURNENDU CHATTERJEE


                                       By:   /S/ PETER HURWITZ
                                             -----------------------------------
                                             Peter Hurwitz
                                             Attorney-in-Fact